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                                                                    EXHIBIT 10.1

[FEARNLEYS A/S LOGO]

                                     TELEFAX
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     FEARNLEY CONSULTANTS A/S
     Fearnleys A/S                             Tel.:    +47 22 93 61 21
     Grev Wedels Plass 9, Oslo, Norway,        Telefax: +47 22 93 61 10/50
     P.O. Box 1158 Sentrum, N-0107 Oslo        e-mail: fconsultants@fearnleys.no
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To:           Golar LNG Ltd
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Attn:         Tor Tiller
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Telefax no:
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From:         Fearnleys A/S
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Date:         10.04.02
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Subject       Golar LNG Ltd. Prospectus
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No of Pages:  1                          incl. this coversheet
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  To Whom it may Concern

  This is to confirm that Fearnleys permit the usage of our Data in the prospectus for Golar LNG Ltd. With proper references to source.

  While information and data is given in good faith, Fearnleys AS cannot accept liability for any errors of fact or opinion.


  /s/ Sverre B. Svenning
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  Sverre B. Svenning

  Fearnleys A/S


                                IMPORTANT NOTICE:
      This communication contains confidential information intended for the exclusive use of the individual or entity named above. If the recipient of this communication is not the addressee or a person responsible for delivering the message to the addressee, you are hereby put on notice that you are strictly prohibited from reading, using, retaining, disseminating, distributing, or copying this communication. If you have received this communication in error, please immediately notify us by telephone and destroy this entire communication. Thank you.